EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Certification pursuant to 18 U.S.C. Section 1350,

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen L. Brinkman, Chief Financial Officer of Monterey Pasta Company (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)           the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: February 12, 2003	/s/ Stephen L. Brinkman
Stephen L. Brinkman
Chief Financial Officer